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                                                                   EXHIBIT 10.40



                                                                  CONFORMED COPY







                                            WAIVER AND AMENDMENT dated as of
                                    December 22, 1997 (this "Waiver and
                                    Amendment"), to the Credit Agreement dated as of September 4, 1997 (the "Credit Agreement"), among MID-AMERICA DAIRYMEN, INC., a Kansas corporation, SOUTHERN FOODS GROUP, L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), the several banks and financial institutions party to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, as Administrative Agent.


         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

         B. Section 5.15 of the Credit Agreement requires, inter alia, the Borrower to arrange, within 90 days after the Effective Date, with a financial institution that is a Lender one or more accounts to be used by the Borrower and the Subsidiaries as their principal concentration and disbursement accounts.

         C. The Borrower has requested that the Required Lenders and the Administrative Agent grant a limited waiver of compliance by the Borrower with the provisions of, and consent to certain amendments to, Section 5.15 of the Credit Agreement, and the Administrative Agent and the Required Lenders are willing to grant such limited waiver and consent to such amendments, on the terms and subject to the conditions set forth herein.

         D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Waiver. The Administrative Agent and the Required Lenders hereby waive any Default or Event of Default that has occurred or may occur or be occurring at any time prior to the date that is 120 days after the Effective Date as a result of the failure by the Borrower to arrange, within 90 days of the Effective Date, with a financial institution that is a Lender one or more accounts to be used by the Borrower and the Subsidiaries as their principal concentration and disbursement accounts.





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         SECTION 2. Amendment to Section 5.15. Section 5.15 of the Credit
Agreement is hereby amended by (a) deleting the number "90" in such Section and substituting therefor the number "150" and (b) inserting the following sentence immediately after the last sentence of such Section:

         "The Borrower and each of the Subsidiaries shall pay, or cause to be paid, at or prior to the end of each Business Day, to a Lender for deposit in a concentration and disbursement account established as required by this Section 5.15 all cash of the Borrower or any Subsidiary (including all proceeds of collateral in which the Borrower or any Subsidiary is granting a security interest under the Security Documents) in excess of $250,000 in the aggregate for the Borrower and all the Subsidiaries. Notwithstanding the foregoing, the Borrower and the Subsidiaries shall be permitted to maintain, with one or more financial institutions that are not Lenders, any deposit accounts used exclusively for the payment of payroll of the Borrower or any Subsidiary provided that the aggregate balance of all such accounts does not exceed $750,000 at any time."

         SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Waiver and Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Waiver and Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 4. Conditions to Effectiveness. This Waiver and Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Waiver and Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent and the Required Lenders.

         SECTION 5. Effect of Waiver and Amendment. Except as expressly set forth herein, this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any








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other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Waiver and Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 6. Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Waiver and Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 7. APPLICABLE LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

         SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

         SECTION 9. Headings. The headings of this Waiver and Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.



                                         SOUTHERN FOODS GROUP, L.P.,

                                           by SFG Management Limited
                                              Liability Company, its sole
                                              General Partner,

                                            by
                                               /s/ Patrick K. Ford
                                               ---------------------------------
                                               Name: Patrick K. Ford
                                               Title: Assistant Secretary



                                         THE CHASE MANHATTAN BANK

                                            by
                                               /s/ GARY L. SPEVACK
                                               ---------------------------------
                                               Name: Gary L. Spevack
                                               Title: Vice President